    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1998

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------

                         WESLEY JESSEN VISIONCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                --------------

               DELAWARE                              36-4023739
    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                                                        3851
        333 EAST HOWARD AVENUE              (PRIMARY STANDARD INDUSTRIAL
   DES PLAINES, ILLINOIS 60018-5903          CLASSIFICATION CODE NUMBER)
            (847) 294-3000
   (ADDRESS, INCLUDING ZIP CODE, AND
TELEPHONE NUMBER, INCLUDING AREA CODE,
  OF REGISTRANT'S PRINCIPAL EXECUTIVE
               OFFICES)
                                --------------
                                 KEVIN J. RYAN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         WESLEY JESSEN VISIONCARE, INC.
                             333 EAST HOWARD AVENUE
                        DES PLAINES, ILLINOIS 60018-5903
                                 (847) 294-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
    COPIES OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS SENT TO AGENT FOR
                          SERVICE, SHOULD BE SENT TO:
         DENNIS M. MYERS, ESQ.                  DAVID B. WALEK, ESQ.
           KIRKLAND & ELLIS                         ROPES & GRAY
        200 EAST RANDOLPH DRIVE                ONE INTERNATIONAL PLACE
        CHICAGO, ILLINOIS 60601              BOSTON, MASSACHUSETTS 02110
          PH: (312) 861-2000                     PH: (617) 951-7000
          FAX: (312) 861-2200                    FAX: (617) 951-7050

                                --------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-45409
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                 PROPOSED
                                                  MAXIMUM            AMOUNT OF
          TITLE OF EACH CLASS OF                 AGGREGATE         REGISTRATION
        SECURITIES TO BE REGISTERED          OFFERING PRICE(1)          FEE
-------------------------------------------------------------------------------
Common Stock, par value $.01 per share.....     $14,628,000           $4,316
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
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(1)  Calculated using the average of the high and low sale prices on February
    5, 1998 in accordance with Rule 457(c) under the Securities Act.

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Commission File No. 333-45409) filed by Wesley Jessen VisionCare, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on February 2, 1998, which was declared effective by the Commission on February 5, 1998, are incorporated herein by reference.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, STATE OF ILLINOIS, ON FEBRUARY 5, 1998.

                                          Wesley Jessen VisionCare, Inc.

                                                  /s/ Ronald J. Artale
                                          By: _________________________________
                                                     RONALD J. ARTALE
                                               VICE PRESIDENT AND CONTROLLER

                                    * * * *

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAVE BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

              SIGNATURE                         TITLE                DATE

                   *                    Chairman of the          February 5,
-------------------------------------    Board                       1998
         STEPHEN G. PAGLIUCA

                   *                    President and            February 5,
-------------------------------------    Director (principal         1998
            KEVIN J. RYAN                executive officer)

                   *                    Chief Financial          February 5,
-------------------------------------    Officer, Treasurer          1998
          EDWARD J. KELLEY               and Director
                                         (principal
                                         financial officer)

                   *                    Vice President--         February 5,
-------------------------------------    Controller                  1998
          RONALD J. ARTALE               (principal
                                         accounting officer)

                   *                    Director                 February 5,
-------------------------------------                                1998
         MICHAEL A. D'AMATO

                   *                    Director                 February 5,
-------------------------------------                                1998
           ADAM W. KIRSCH

              SIGNATURE                       TITLE                DATE

                   *                   Director                February 5,
-------------------------------------                              1998
             SOL LEVINE

                   *                   Director                February 5,
-------------------------------------                              1998
            JOHN W. MAKI

                   *                   Director                February 5,
-------------------------------------                              1998
          JOHN J. O'MALLEY

*The undersigned, by signing his name hereto, does sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

         /s/ Adam W. Kirsch
-------------------------------------
           ADAM W. KIRSCH
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 NUMBER                              DESCRIPTION
 ------                              -----------
   5.1  Opinion and consent of Kirkland & Ellis, incorporated by reference to
         Exhibit 5.1 of the Company's Registration Statement on Form S-1
         (Registration No. 333-45409)
 *23.1  Consent of Price Waterhouse LLP.
 *23.2  Consent of Coopers & Lybrand L.L.P.
  23.3  Consent of Kirkland & Ellis (included in Exhibit 5.1).
  24.1  Powers of Attorney (included in Part II of the Registration Statement on Form S-1 (Registration No. 333-45409).

--------
 * Filed herewith.

                                       4